0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE Fourth Quarter and Full Year 2021 Earnings Presentation Exhibit 99.2

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 1 Disclaimer Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation (“ACRE” or, the “Company”), Ares Commercial Real Estate Management LLC (“ACREM”), a subsidiary of Ares Management Corporation (“Ares Corp.”), Ares Corp., certain of their subsidiaries and certain funds and accounts managed by ACREM, Ares Corp. and/or their subsidiaries, including, without limitation, ACRE. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including the returns on current and future investments, rates of repayments and prepayments on ACRE’s mortgage loans, availability of investment opportunities, ACRE’s ability to originate additional investments and completion of pending investments, the availability of capital, the availability and cost of financing, imposition of margin calls or valuation adjustment events in connection with such financings, market trends and conditions in ACRE’s industry and the general economy, the level of lending and borrowing spreads, commercial real estate loan volumes, the impact of the novel Coronavirus (“COVID-19”) pandemic and significant market volatility on ACRE’s business, ACRE’s borrowers, ACRE’s industry and the global economy, ACRE’s ability to pay future dividends at historical levels or at all, government-sponsored enterprise activity and other risks described from time to time in ACRE’s and Ares Corp.’s filings within the Securities and Exchange Commission (“SEC”). Any forward-looking statement, including any contained herein, speaks only as of the time of this release and none of ACRE, ARES Corp. nor ACREM undertakes any duty to update any forward-looking statements made herein. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws. Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Management”) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Ares” unless specifically noted otherwise. For a discussion regarding the potential risks and impact of the COVID-19 pandemic on ACRE, see Part I., Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part I., Item 1A. “Risk Factors” in ACRE’s Annual Report on Form 10-K. The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE, ACREM or Ares may make, by press release or otherwise, from time to time. ACRE, ACREM and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE, ACREM and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE, ACREM or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by ACREM or Ares, or as legal, accounting or tax advice. None of ACRE, ACREM, Ares or any affiliate of ACRE, ACREM or Ares makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized. In addition, in light of the various investment strategies of such other investment partnerships, funds and/or pools, it is noted that such other investment programs may have portfolio investments inconsistent with those of the investment vehicle or strategy discussed herein. These materials may contain confidential and proprietary information, and their distribution or the divulgence of any of their contents to any person, other than the person to whom they were originally delivered and such person’s advisers, without the prior consent of ACRE, ACREM or Ares, as applicable, is prohibited. You are advised that United States securities laws restrict any person who has material, non-public information about a company from purchasing or selling securities of such company (and options, warrants and rights relating thereto) and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. You agree not to purchase or sell such securities in violation of any such laws. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. 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0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 2 Originations activity supports portfolio growth and stable earnings Company Highlights As of December 31, 2021, unless otherwise noted. Past performance is not indicative of future results. There is no guarantee or assurance investment objectives will be achieved. Diversification does not ensure profit or protect against market loss. 1. Excludes CECL reserve. Total debt to equity ratio of 2.8x including CECL reserve. 2. Distributable Earnings is a non-GAAP financial measure. See page 20 for Distributable Earnings definition and page 19 for the Reconciliation of Net Income to Non-GAAP Distributable Earnings. Growing Loan Portfolio $2.4 billion outstanding principal balance 33% year over year portfolio growth(1) Fifth consecutive quarter of portfolio growth Stable and Diversifying Balance Sheet 2.7x Debt to Equity Ratio(1) 48% Non-recourse financing Increased equity base by 44% in FY 2021 TBD - D:E ratio highlight, dividend highlightStrong Origination Momentum $1.4 billion in FY 2021 originations 100% Senior Loans Focused on high conviction sectors including multifamily and industrial Consistent Earnings and Dividends $0.41 Distributable Earnings(2) per diluted common share 1.1x FY 2021 dividend coverage (per share) Well-protected for a rising interest rate environment

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 3 Summary of Q4 and FY 2021 Results and Activity Earnings Results ∙ Q4 and FY 2021 GAAP net income of $0.36 and $1.42 per diluted common share, respectively(1) ∙ Q4 and FY 2021 Distributable Earnings of $0.41 and $1.55 per diluted common share, respectively(2) ∙ Book value per diluted common share of $14.39 ∙ Cash dividend of $0.33 per common share and supplemental cash dividend per common share of $0.02 for Q4 2021, resulting in FY 2021 total dividends of $1.40 per common share(3) Portfolio Activity and Performance ∙ Portfolio grew 33% year over year to $2.4 billion in outstanding principal balance ∙ Originated $365 million in new commitments in Q4 2021, bringing total FY 2021 commitments to a record $1.4 billion ∙ $1.3 billion in outstanding principal funded(4) exceeded $657 million in full or partial loan repayments in FY 2021 Balance Sheet Positioning ∙ Moderate leverage with total debt to equity ratio of 2.7x and recourse debt to equity ratio of 1.4x(5) ∙ Well-protected for potential rise in short-term interest rates with 98% of the loan portfolio in floating rate assets combined with interest rate hedges on liabilities ∙ Increased capital base by $206 million, including $204 million in net proceeds from equity transactions in FY 2021 Dividend ∙ On February 15, 2022, declared a cash dividend for first quarter 2022 of $0.33 per common share and a supplemental cash dividend of $0.02 per common share Note: As of December 31, 2021, unless otherwise noted. 1. Inclusive of $0.02 provision per diluted common share for Q4 2021 for CECL. 2. Distributable Earnings is a non-GAAP financial measure. See page 20 for Distributable Earnings definition and page 19 for the Reconciliation of Net Income to Non-GAAP Distributable Earnings. 3. There is no assurance dividends will continue at these levels or at all. 4. Outstanding principal funded includes fundings on previously originated loans. 5. Excludes CECL reserve. Total debt to equity ratio of 2.8x and recourse debt to equity ratio of 1.5x including CECL reserve.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 4 32% 22% 20% 18% 8% Southeast West Midwest Mid-Atlantic / Northeast Southwest 34% 13% 13% 12% 10% 7% 6% 5% Office Multifamily Industrial Mixed-Use Hotel Self Storage Residential/Condo Student Housing Loan Portfolio Positioning and Performance Note: As of December 31, 2021, unless otherwise noted. Past performance is not indicative of future results. Diversification does not ensure profit or protect against market loss. 1. Weighted average unpaid principal balance of loan portfolio of $2.461 billion and $2.154 billion during Q4 2021 and FY 2021, respectively. 2. Excludes impact of two loans on non-accrual status. Including the two non-accrual loans, total weighted average unleveraged effective yield for total loans held for investment is 5.4%. 3. Based on outstanding principal balance. Portfolio Characteristics By Asset Type D ef en si ve a n d D iv er si fi ed Po rt fo li o 72 Active Loans Across Diversified Portfolio $2.4 billion Outstanding Principal Balance(1) 5.5% Weighted Average Unleveraged Effective Yield(2) W el l- C on st ru ct ed 99% Senior Loans(3) 43% of loans with LIBOR floors below 50 bps 98% Floating Rate Loans Focused and Geographically Diverse Portfolio(1) By Geography and January 2022 60% in multifamily, office and industrial

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 5 $875 $956 $609 $777 $524 $1,366 New commitments 2016 2017 2018 2019 2020 2021 Note: Differences may arise due to rounding. 1. Portfolio balances represent outstanding principal balance and outstanding principal funded includes fundings on previously originated loans. Full Year Portfolio Activity [-] portfolio growth from Q1-21 Record Year of Production in 2021 Accelerated Portfolio Growth ($ in millions) $1,826 $1,919 $1,919 $2,043 $2,043 $2,043 $2,378 $2,377 $2,377 $2,430 $2,429 $223 $248 $419 $369 Q4 2020 Portfolio Q1 2021 Portfolio Q2 2021 Portfolio Q3 2021 Portfolio Q4 2021 Portfolio ($ in millions) $131 33% Year Over Year Portfolio Growth(1) $125 $85 $317 Fundings Repayments

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 6 Note: Differences may arise due to rounding. 1. Based on commitment amount for new loan commitments closed. Q4 and FY 2021 Origination Activity $1.4 billion FY 2021 commitments FY 2021 New Investment Commitments 100% senior loans for FY 2021 commitments [-] portfolio growth from Q1-21 28% 20% 18% 13% 10% 9% 2% Office Industrial Multifamily Self Storage Mixed-Use Residential/Condo Student Housing FY 2021 Loan Origination Composition(1) 99% floating rate loans $365 million Q4 2021 commitments 100% senior loans for Q4 2021 commitments Q4 2021 New Investment Commitments 58%26% 16% Multifamily Industrial Self Storage Q4 2021 Loan Origination Composition(1) 100% floating rate loans 42 new loans 16 new loans

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 7 Conservative Balance Sheet and Liquidity Management Note: As of December 31, 2021, unless otherwise noted. Diversification does not ensure profit or protect against market loss. 1. Excludes Notes Payable. See page 12 for additional details on sources of funding. 2. Weighted average unpaid principal balance of $1.840 billion and $1.623 billion across all financings for Q4 2021 and FY 2021, respectively. 3. Based on outstanding principal balance. 4. Excludes CECL reserve. Total debt to equity ratio of 2.8x including CECL reserve. 5. Secured funding agreements are not subject to capital markets mark-to-market provisions based on changes in market borrowing spreads but are subject to remargining provisions based on the credit performance of our loans. ($ in millions) Q4 2020 Q4 2021 Debt to Equity(4) 2.8x 2.7x % Non-Recourse 37% 48% Principal Outstanding $1,374 $1,906 Book Value Per Diluted Common Share $14.14 $14.39 Diversified Sources of Financing(3) D iv er si fi ed & C on se rv a ti ve B a la n ce S h ee t 8 Sources of Financing(1) 48% Non-recourse Financing $2.3 billion Total Capacity Across All Financings(2) W el l- C on st ru ct ed ~50% of floating rate debt protected against rising rates 2.7x Debt to Equity Ratio(4) 0% Spread Based Mark to Market Provisions(5) 44% 8% 45% 3% Secured Funding Agreements Secured Term Loan CLO Securitizations Notes Payable Book Value Per Diluted Common Share Q4 2020 Q4 2021 $14.14 Strengthened Balance Sheet Position $14.23 $14.45 $14.3 9 Strengthened Balance Sheet Positioning

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 8 Well-Positioned for Potential Rise in Short-Term Interest Rates Interest Rate Sensitivity to Benchmark Interest Rate Index(1) Changes $0.7 $0.2 $1.8$1.4 $(3.5) $(6.5) Benchmark Interest Rate Index at Zero 0.50% 1.00% Annual estimated increase/(decrease) in net income(2) Change in Benchmark Interest Rate Index from December 31, 2021 Spot Rate With Hedging Without Hedging(3) Note: As of December 31, 2021, unless otherwise noted. 1. Benchmark Interest Rate Index represents the interest rates indexed to LIBOR and term SOFR. 2. The chart estimates the hypothetical increases/(decreases) in net income for a twelve month period, assuming (1) an immediate increase or decrease in 30-day Benchmark Interest Rate Index as of December 31, 2021, (2) no change in the outstanding principal balance of our loans held for investment portfolio and borrowings as of December 31, 2021 and (3) no changes in the notional amount of the interest rate swap and interest rate cap agreements entered into as of December 31, 2021. 3. Represents the hypothetical impact to net income if we did not enter into interest rate swap and cap agreements as of the reporting date. ($ in millions) 98% of the loan portfolio in floating rate assets combined with 52% of outstanding floating rate financing protected by hedging transactions in a rising interest rate environment Loan Portfolio Debt Portfolio ∙ 98% floating rate ∙ 95% of loan portfolio with LIBOR floors or fixed rate with average floor of 1.10% ◦ 33% of loans with no LIBOR floors or LIBOR floors below 25 bps ◦ 43% of loans with LIBOR floors below 50 bps ∙ Approximately 50% of outstanding floating rate financing protected by hedging ∙ Secured Term Loan modified in 2021 to fixed rate at a lower cost

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 9 Dividend Coverage (per share) 1.0x 1.2x 1.1x 1.0x 1.1x Supplemental dividend of $0.02 Distributable Earnings 2017 2018 2019 2020 2021 $0.27 $0.27 $0.27 $0.27 $0.28 $0.28 $0.29 $0.31 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.35 $0.35 $0.35 $0.35 $0.35 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $0.26 $0.28 $0.30 $0.32 $0.34 $0.36 History of Growing and Consistent Dividends 1. There is no assurance that dividends will be paid at historical levels or at all. 2. Beginning in Q4 2020, the non-GAAP financial measure of Core Earnings was renamed to Distributable Earnings. See page 20 for Distributable Earnings definition and page 19 for Reconciliation of Net Income to Non-GAAP Distributable Earnings. Dividend History(1) Full Dividend Coverage from Distributable Earnings(2) $1.13 $1.08 $1.16 $1.32 $1.40 $1.32 $1.36 $1.55 $1.41$1.43 Dividend Dividend Dividend Dividend Dividend Dividends (per share)

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE Appendix

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 11 Current Expected Credit Losses ∙ No specific loan impairments on loan portfolio ∙ Increase in CECL reserve of $0.8 million (bifurcated between an increase in funded commitments provision of $1.2 million and a decrease in unfunded commitments provision of $0.5 million) primarily attributable to portfolio growth ($ in thousands) Balance at 9/30/2021 $ 24,481 Provision for CECL 765 Balance at 12/31/2021 $ 25,246 29% 6% 37% 10% 7% 1% 6% 4% Office Hotel Residential/Condominium Multifamily Mixed-use Student Housing Industrial Self Storage 91% 9% Senior Loans Sub. Debt & Pref. Equity Investments Current Expected Credit Loss Reserve by Property Type Current Expected Credit Loss Reserve by Loan Type

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 12 Additional Details on Sources of Funding ($ in millions) Financing Sources Total Commitments Outstanding Balance Pricing Range Mark-to-Market Secured Funding Agreements Wells Fargo Facility $450.0 $399.5 LIBOR+1.50 to 2.75% Credit Citibank Facility 325.0 193.0 LIBOR+1.50 to 2.25% Credit CNB Facility 75.0 — SOFR+2.65% Credit Morgan Stanley Facility 250.0 226.9 LIBOR+1.75 to 3.00% Credit MetLife Facility 180.0 20.6 LIBOR+2.10 to 2.50% Credit Subtotal $1,280.0 $840.0 Asset Level Financing Notes Payable $51.8 $51.1 LIBOR+3.00 to 3.75% None Capital Markets Secured Term Loan $150.0 $150.0 4.50% Credit 2017-FL3 Securitization 445.6 445.6 LIBOR+ 1.70% None 2021-FL4 Securitization 419.2 419.2 LIBOR+ 1.26% None Subtotal $1,014.8 $1,014.8 Total Debt $2,346.6 $1,905.9 Note: As of December 31, 2021.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 13 Loans Held for Investment Portfolio Details ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Office Loans: 1 Senior IL Nov 2020 $151.5 $150.5 $149.9 L+3.61% 1.5% 5.5% Mar 2023 I/O 2 Senior Diversified Jan 2020 132.6 113.6 113.4 L+3.65% 1.6% 5.7% Jan 2023 I/O 3 Senior AZ Sep 2021 115.7 77.4 76.6 L+3.50% 0.1% 4.0% Oct 2024 I/O 4 Senior NC Aug 2021 85.0 64.7 64.0 L+3.55% 0.2% 4.2% Aug 2024 I/O 5 Senior NC Mar 2019 84.0 63.9 63.9 L+4.25% 2.4% 6.7% Mar 2022 I/O 6 Senior NY Jul 2021 81.0 61.6 60.8 L+3.85% 0.1% 4.3% Aug 2025 I/O 7 Senior IL Nov 2017 61.0 61.0 60.9 L+3.75% 1.3% 5.3% Dec 2022 I/O 8 Senior IL May 2018 59.3 57.2 57.2 L+3.95% 2.0% 6.2% Jun 2022 P/I 9 Senior GA Nov 2019 56.2 46.6 46.5 L+3.05% 2.0% 5.7% Dec 2022 I/O 10 Senior CA Oct 2019 37.2 32.3 32.2 L+3.35% 2.0% 6.0% Nov 2022 I/O 11 Senior IL Dec 2019 41.9 28.5 28.4 L+3.80% 1.8% 6.2% Jan 2023 I/O 12 Senior NC Apr 2019 30.5 28.5 28.2 L+3.53% 2.3% 6.8% May 2023 I/O 13 Senior CA Nov 2018 22.9 22.9 22.8 L+3.40% 2.3% 6.0% Nov 2022 I/O 14 Subordinated NJ Mar 2016 17.4 17.4 16.7 12.00% —% 13.7% Jan 2026 I/O 15 Senior NC Oct 2018 13.5 9.4 9.4 L+4.00% 2.1% 6.6% Nov 2022 I/O Total Office $989.7 $835.5 $830.9 Multifamily Loans: 16 Senior(2) SC Dec 2021 $67.0 $67.0 $66.7 L+2.90% 0.1% 3.3% Nov 2024 I/O 17 Senior TX Nov 2021 68.8 56.2 55.6 L+2.85% 0.1% 3.4% Dec 2024 I/O 18 Senior SC Jun 2021 37.4 37.4 37.2 L+2.75% 0.2% 3.4% Jun 2023 I/O 19 Senior SC Aug 2019 34.6 34.0 33.8 L+6.50% 2.2% 10.2% Sep 2022 I/O 20 Senior CA Nov 2021 31.7 31.7 31.4 L+2.90% —% 3.3% Dec 2025 I/O 21 Senior PA Dec 2018 30.3 29.4 29.3 L+3.00% 1.3% 4.5% Dec 2022 I/O 22 Senior WA Dec 2021 23.1 23.1 23.0 L+2.90% —% 3.2% Nov 2025 I/O 23 Senior TX Oct 2021 23.1 21.9 21.7 L+2.50% 0.1% 3.0% Oct 2024 I/O 24 Senior WA Feb 2020 19.0 18.7 18.6 L+3.00% 1.7% 5.1% Mar 2023 I/O Total Multifamily $335.0 $319.4 $317.3 Note: As of December 31, 2021. 1. I/O = interest only, P/I = principal and interest. 2. Loan commitment is allocated between a multifamily property ($60.5 million) and an office property ($6.5 million).

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 14 ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Industrial Loans: 25 Senior IL May 2021 $100.7 $77.5 $76.9 L+4.55% 0.2% 5.1% May 2024 I/O 26 Senior NY Jan 2020 77.5 77.3 77.3 L+5.00% 1.6% 7.1% Feb 2022 I/O 27 Senior FL Dec 2021 25.5 25.5 25.3 L+2.90% 0.1% 3.2% Dec 2025 I/O 28 Senior TX Dec 2021 30.9 25.3 25.1 L+4.65% 0.1% 5.1% Dec 2024 I/O 29 Senior NJ Jun 2021 28.3 23.2 22.9 L+3.75% 0.3% 4.7% May 2024 I/O 30 Senior(2) CO Jul 2021 20.8 20.8 20.6 L+6.75% 0.3% 7.7% Feb 2023 I/O 31 Senior CA Aug 2019 19.6 16.7 16.6 L+3.75% 2.0% 6.4% Mar 2023 I/O 32 Senior(2) TX Nov 2021 10.4 10.4 10.2 L+5.25% 0.3% 5.9% Dec 2024 I/O 33 Senior(2) PA Sep 2021 8.0 8.0 8.0 L+5.50% 0.3% 6.1% Sep 2024 I/O 34 Senior(2) FL Nov 2021 9.5 7.8 7.7 L+5.90% 0.3% 6.6% Nov 2024 I/O 35 Senior(2) PA Oct 2021 7.0 7.0 6.9 L+5.90% 0.3% 6.5% Nov 2024 I/O 36 Senior(2) TN Oct 2021 6.7 6.7 6.6 L+5.50% 0.3% 6.1% Nov 2024 I/O 37 Senior(2) CO Sep 2021 2.9 2.9 2.9 L+6.25% 0.3% 6.9% Sep 2024 I/O 38 Senior(2) AZ Sep 2021 2.7 2.7 2.6 L+5.90% 0.3% 6.5% Oct 2024 I/O 39 Senior(2) GA Aug 2021 1.3 1.3 1.3 L+5.25% 0.3% 5.9% Sep 2024 I/O Total Industrial $351.8 $313.1 $310.9 Mixed-Use Loans: 40 Senior FL Feb 2019 $84.0 $84.0 $84.0 L+4.25% 1.5% 5.7% Feb 2023 I/O 41 Senior NY Jul 2021 78.3 75.0 74.4 L+3.65% 0.1% 4.1% Jul 2024 I/O 42 Senior CA Jan 2021 58.8 57.1 56.9 (3) 0.2% 5.5% Jan 2024 I/O 43 Senior TX Sep 2019 42.2 35.8 35.6 (4) 0.3% 4.7% Sep 2022 I/O 44 Senior CA Feb 2020 39.6 35.4 35.2 L+4.10% 1.7% 6.3% Mar 2023 I/O Total Mixed-Use $302.9 $287.3 $286.1 Loans Held for Investment Portfolio Details Note: As of December 31, 2021. 1. I/O = interest only, P/I = principal and interest. 2. Loans are a cross-collateralized portfolio with affiliates of the same borrower. 3. At origination, the California loan was structured as both a senior and mezzanine loan with us holding both positions. The senior loan, which had an outstanding principal balance of $45.0 million as of December 31, 2021, accrues interest at a per annum rate of L+3.80 with a 0.20% LIBOR floor and the mezzanine loan, which had an outstanding principal balance of $12.1 million as of December 31, 2021, accrues interest at a per annum rate of 12.00% 4. In March 2021, ACRE and the borrower entered into a modification agreement to, among other things, split the original senior Texas loan into two separate notes. Note A, which had an outstanding principal balance of $35.3 million as of December 31, 2021, accrues interest at a per annum rate of L + 3.75% and Note B, which had an outstanding principal balance of $0.4 million as of December 31, 2021, accrues interest at a per annum rate of L+10.00%.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 15 Loans Held for Investment Portfolio Details Note: As of December 31, 2021. 1. I/O = interest only, P/I = principal and interest. 2. Loan was on non-accrual status as of December 31, 2021 and therefore, there is no Unleveraged Effective Yield as the loan is non-interest accruing. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Hotel Loans: 45 Senior OR/WA May 2018 $68.1 $68.1 $67.6 L+3.45% 1.9% 7.4% May 2022 I/O 46 Senior Diversified Sep 2018 60.6 60.6 60.5 L+3.60% 2.1% 6.1% Sep 2022 P/I 47 Senior CA Dec 2017 40.0 40.0 39.8 L+4.12% 1.4% 5.8% Jan 2023 I/O 48 Senior MI Nov 2015 33.2 33.2 33.2 L+3.95% 0.3% 4.4% Jul 2022 I/O 49 Senior IL Apr 2018 32.9 32.9 30.7 L+4.40% 1.9% —%(2) May 2022 I/O Total Hotel $234.8 $234.8 $231.8 Self Storage Loans: 50 Senior NJ Apr 2021 $55.5 $55.5 $55.6 L+3.80% 0.4% 4.1% Feb 2024 I/O 51 Senior PA Nov 2021 12.8 12.7 12.6 L+3.05% 1.0% 4.4% Oct 2024 I/O 52 Senior MD Nov 2021 12.5 12.4 12.3 L+3.05% 1.0% 4.3% Oct 2024 I/O 53 Senior MD Nov 2021 12.2 12.0 11.9 L+3.05% 1.0% 4.4% Oct 2024 I/O 54 Senior FL Jan 2021 10.8 10.8 10.8 L+2.90% 1.0% 4.4% Dec 2023 I/O 55 Senior WA Nov 2021 10.2 10.2 10.1 L+3.05% 1.0% 4.3% Oct 2024 I/O 56 Senior MO Nov 2021 9.0 8.8 8.7 L+3.05% 1.0% 4.4% Oct 2024 I/O 57 Senior AZ Jul 2021 8.6 8.4 8.4 L+2.90% 0.9% 4.0% May 2024 I/O 58 Senior AZ Jul 2021 7.4 7.4 7.3 L+2.90% 0.9% 4.1% May 2024 I/O 59 Senior FL Jan 2021 7.0 7.0 6.9 L+2.90% 1.0% 4.3% Dec 2023 I/O 60 Senior FL Jan 2021 6.4 6.4 6.4 L+2.90% 1.0% 4.3% Dec 2023 I/O 61 Senior MO Jan 2021 6.5 6.2 6.2 L+3.00% 1.3% 4.4% Dec 2023 I/O 62 Senior IL Jan 2021 5.6 5.6 5.6 L+3.00% 1.0% 4.3% Dec 2023 I/O 63 Senior FL Jan 2021 4.4 4.4 4.4 L+2.90% 1.0% 4.2% Dec 2023 I/O 64 Senior CO Jul 2021 3.2 3.2 3.2 L+2.90% 0.9% 3.8% Apr 2024 I/O Total Self Storage $172.1 $171.0 $170.4

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 16 Loans Held for Investment Portfolio Details Note: As of December 31, 2021. 1. I/O = interest only, P/I = principal and interest. 2. At origination, the New York loan was structured as both a senior and mezzanine loan with the Company holding the mezzanine loan and a third party holding the senior loan. In April 2021, the Company purchased the senior loan from the third party at par. The senior loan, which had an outstanding principal balance of $35.9 million as of December 31, 2021, accrues interest at a per annum rate of L + 6.00% with a 1.75% LIBOR floor and the mezzanine loan, which had an outstanding principal balance of $15.9 million as of December 31, 2021, accrues interest at a per annum rate of L + 14.00% with a 2.28% LIBOR floor. The mezzanine loan includes a $2.6 million to the borrower, for which such amount accrues interest at a per annum rate of 20.00%. 3. Loan was in maturity default as of December 31, 2021. Loan was evaluated for impairment and it was concluded that no impairment charge should be recognized as of December 31, 2021 and that this loan should not be placed on non-accrual status as of December 31, 2021. For more information see “Notes to Consolidated Financial Statements,” “Note 3 - Loans Held for Investment” in our annual report on Form 10-K. 4. Loan was on non-accrual status as of December 31, 2021 and therefore, there is no Unleveraged Effective Yield as the loan is non-interest accruing. As of December 31, 2021, the senior California loan, which is collateralized by a residential property, is in maturity default due to the failure of the borrower to repay the outstanding principal balance of the loan by the May 2021 maturity date. The Company evaluated this loan for impairment and concluded that no impairment charge should be recognized as of December 31, 2021. This conclusion was based in part on: (1) the current estimated fair market value of the underlying collateral property, (2) the estimated value of the contractual right to residual proceeds from the sale of a second residential property and (3) the recourse payment guarantee from two individuals that are the owners of the underlying collateral. The estimated fair market value of the underlying collateral property was determined using the comparable market sales approach. 5. The weighted average floor is calculated based on loans with LIBOR floors. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Residential/Condominium Loans: 65 Senior FL Jul 2021 $75.0 $66.9 $66.3 L+5.25% —% 6.0% Jul 2023 I/O 66 Senior NY Oct 2018 54.5 54.5 54.5 (2) 1.8% 10.84%(3) May 2021 I/O 67 Senior CA Jan 2018 14.3 14.3 14.3 13.00% —% —%(4) May 2021 I/O Total Residential/Condominium $143.8 $135.7 $135.1 Student Housing Loans: 68 Senior CA Jun 2017 $36.2 $36.2 $36.2 L+3.95% 0.4% 4.3% Jul 2022 I/O 69 Senior NC Feb 2019 30.0 30.0 30.0 L+3.15% 2.3% 5.9% Feb 2022 I/O 70 Senior TX Dec 2017 25.1 24.6 24.4 L+3.45% 1.6% 5.6% Feb 2023 I/O 71 Senior FL Jul 2019 22.0 22.0 22.0 L+3.25% 2.3% 6.0% Aug 2022 I/O 72 Senior AL Apr 2021 19.5 19.5 19.3 L+3.85% 0.2% 4.4% May 2024 I/O Total Student Housing $132.8 $132.3 $131.9 Loan Portfolio Total/Weighted Average $2,662.9 $2,429.1 $2,414.4 1.1%(5) 5.4%

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 17 As of ($ in thousands, except share and per share data) 12/31/2021 12/31/2020 ASSETS Cash and cash equivalents $ 50,615 $ 74,776 Loans held for investment ($974,424 and $550,590 related to consolidated VIEs, respectively) 2,414,383 1,815,219 Current expected credit loss reserve (23,939) (23,604) Loans held for investment, net of current expected credit loss reserve 2,390,444 1,791,615 Real estate owned held for sale, net 36,602 37,283 Other assets ($2,592 and $1,079 of interest receivable related to consolidated VIEs, respectively; $128,589 and $6,410 of other receivables related to consolidated VIEs, respectively) 154,177 25,823 Total assets $ 2,631,838 $ 1,929,497 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 840,047 $ 755,552 Notes payable 50,358 61,837 Secured term loan 149,016 110,000 Collateralized loan obligation securitization debt (consolidated VIEs) 861,188 443,871 Secured borrowings 22,589 59,790 Due to affiliate 4,156 3,150 Dividends payable 16,674 11,124 Other liabilities ($570 and $391 of interest payable related to consolidated VIEs, respectively) 9,182 11,158 Total liabilities 1,953,210 1,456,482 Commitments and contingencies STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at December 31, 2021 and December 31, 2020 and 47,144,058 and 33,442,332 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively 465 329 Additional paid-in capital 703,950 497,803 Accumulated other comprehensive income 2,844 — Accumulated earnings (deficit) (28,631) (25,117) Total stockholders' equity 678,628 473,015 Total liabilities and stockholders' equity $ 2,631,838 $ 1,929,497 Consolidated Balance Sheets

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 18 Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Revenue: Interest income $ 38,044 $ 34,023 $ 30,859 $ 30,704 $ 29,144 Interest expense (14,180) (12,669) (11,092) (12,139) (11,499) Net interest margin 23,864 21,354 19,767 18,565 17,645 Revenue from real estate owned 6,247 5,850 3,764 2,658 3,560 Total revenue 30,111 27,204 23,531 21,223 21,205 Expenses: Management and incentive fees to affiliate 3,443 3,175 2,951 2,567 2,388 Professional fees 556 480 615 785 438 General and administrative expenses 1,271 1,119 1,195 1,157 935 General and administrative expenses reimbursed to affiliate 703 773 788 752 762 Expenses from real estate owned 6,089 5,339 3,842 3,277 4,151 Total expenses 12,062 10,886 9,391 8,538 8,674 Provision for current expected credit losses 765 6,367 (3,883) (3,240) (1,877) Income before income taxes 17,284 9,951 18,023 15,925 14,408 Income tax expense, including excise tax 130 — 408 185 1 Net income attributable to common stockholders $ 17,154 $ 9,951 $ 17,615 $ 15,740 $ 14,407 Earnings per common share: Basic earnings per common share $ 0.36 $ 0.21 $ 0.43 $ 0.46 $ 0.43 Diluted earnings per common share $ 0.36 $ 0.21 $ 0.43 $ 0.45 $ 0.43 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 47,026,252 46,957,339 41,009,175 34,417,040 33,349,475 Diluted weighted average shares of common stock outstanding 47,312,873 47,209,469 41,294,597 34,720,950 33,567,072 Dividends declared per share of common stock(1) $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.33 1. There is no assurance dividends will continue at these levels or at all.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 19 Reconciliation of Net Income to Non-GAAP Distributable Earnings For the Three Months Ended ($ in thousands, except per share data) 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Net income attributable to common stockholders $ 17,154 $ 9,951 $ 17,615 $ 15,740 $ 14,407 Stock-based compensation 494 428 497 521 382 Incentive fees to affiliate 830 572 693 658 533 Depreciation of real estate owned 151 225 225 224 224 Provision for current expected credit losses 765 6,367 (3,883) (3,240) (1,877) Distributable Earnings $ 19,394 $ 17,543 $ 15,147 $ 13,903 $ 13,669 Net income attributable to common stockholders $ 0.36 $ 0.21 $ 0.43 $ 0.46 $ 0.43 Stock-based compensation 0.01 0.01 0.01 0.02 0.01 Incentive fees to affiliate 0.02 0.01 0.02 0.02 0.02 Depreciation of real estate owned — — 0.01 0.01 0.01 Provision for current expected credit losses 0.02 0.14 (0.09) (0.09) (0.06) Basic Distributable Earnings per common share $ 0.41 $ 0.37 $ 0.37 $ 0.40 $ 0.41 Net income attributable to common stockholders $ 0.36 $ 0.21 $ 0.43 $ 0.45 $ 0.43 Stock-based compensation 0.01 0.01 0.01 0.02 0.01 Incentive fees to affiliate 0.02 0.01 0.02 0.02 0.02 Depreciation of real estate owned — — 0.01 0.01 0.01 Provision for current expected credit losses 0.02 0.13 (0.09) (0.09) (0.06) Diluted Distributable Earnings per common share $ 0.41 $ 0.37 $ 0.37 $ 0.40 $ 0.41

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 20 Glossary Ares Warehouse The Ares Warehouse represents a real estate debt warehouse investment vehicle maintained by an affiliate of ACREM. The Ares Warehouse holds Ares Management originated commercial real estate loans, which are made available to purchase by other investment vehicles, including ACRE and other Ares Management managed investment vehicles. Distributable Earnings Distributable Earnings is a non-GAAP financial measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. To maintain the Company’s REIT status, the Company is generally required to annually distribute to its stockholders substantially all of its taxable income. The Company believes the disclosure of Distributable Earnings provides useful information to investors regarding the Company's ability to pay dividends, which is one of the principal reasons investors invest in the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Distributable Earnings is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fees the Company pays to its Manager, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. Loan balances that are deemed to be uncollectible are written off as a realized loss and are included in Distributable Earnings. Distributable Earnings is aligned with the calculation of “Core Earnings,” which is defined in the Management Agreement and is used to calculate the incentive fees the Company pays to its Manager. Unleveraged Effective Yield Unleveraged effective yield is the compounded effective rate of return that would be earned over the life of the investment based on the contractual interest rate (adjusted for any deferred loan fees, costs, premiums or discounts) and assumes no dispositions, early prepayments or defaults. Weighted Average Unleveraged Effective Yield Weighted average unleveraged effective yield is calculated based on the average of unleveraged effective yield of all loans held by the Company as weighted by the outstanding principal balance of each loan.